Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Debt

11. DEBT

The carrying value of long-term debt outstanding was as follows at December 31, 2010 and 2009:

	2010	2009
	(in thousands)
Long-term debt:
Senior notes:
$500 million, 6.45% due June 1, 2016	$535,342	$540,907
$500 million, 7.20% due June 15, 2018	508,005	508,799
$300 million, 6.30% due August 1, 2018	321,622	323,862
$250 million, 8.15% due June 15, 2038	266,892	267,070

Total senior notes	1,631,861	1,640,638
Other long-term borrowings	36,988	37,528

Total long-term debt	$1,668,849	$1,678,166

Senior Notes

Our senior notes, which are unsecured, may be redeemed at our option at any time at 100% of the principal amount plus accrued interest and a specified make-whole amount. The 7.20% and 8.15% senior notes are subject to an interest rate adjustment if the debt ratings assigned to the notes are downgraded (or subsequently upgraded) and contain a change of control provision that may require us to purchase the notes under certain circumstances.

We had been parties to interest-rate swap agreements to exchange the fixed interest rate under our senior notes for a variable interest rate based on LIBOR. As a result, the carrying value of the senior notes had been adjusted to reflect changes in value caused by an increase or decrease in interest rates. During 2008, we terminated all of our swap agreements. The cumulative adjustment to the carrying value of our senior notes was $103.4 million as of the termination date which is being amortized as a reduction to interest expense over the remaining term of the senior notes, resulting in a weighted-average effective interest rate fixed at 6.08%. The unamortized carrying value adjustment was $83.8 million as of December 31, 2010 and $92.9 million as of December 31, 2009.

Credit Agreement

In December 2010, we replaced our 5-year $1.0 billion unsecured revolving credit agreement which was set to expire in July 2011 with a 3-year $1.0 billion unsecured revolving agreement expiring December 2013. Under the new credit agreement, at our option, we can borrow on either a competitive advance basis or a revolving credit basis. The revolving credit portion bears interest at either LIBOR or the base rate plus a spread. The spread, currently 200 basis points, varies depending on our credit ratings ranging from 150 to 262.5 basis points. We also pay an annual facility fee regardless of utilization. This facility fee, currently 37.5 basis points, may fluctuate between 25 and 62.5 basis points, depending upon our credit ratings. The competitive advance portion of any borrowings will bear interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option.

The terms of the new credit agreement include standard provisions related to conditions of borrowing, including a customary material adverse event clause which could limit our ability to borrow additional funds. In addition, the credit agreement contains customary restrictive and financial covenants as well as customary events of default, including financial covenants regarding the maintenance of a minimum level of net worth of $5,257.9 million at December 31, 2010 and a maximum leverage ratio of 3.0:1. We are in compliance with the financial covenants, with actual net worth of $6,924.1 million and a leverage ratio of 0.8:1, as measured in accordance with the credit agreement as of December 31, 2010.In addition, the new credit agreement includes an uncommitted $250 million incremental loan facility.

At December 31, 2010, we had no borrowings outstanding under the credit agreement. We have outstanding letters of credit of $10.4 million secured under the credit agreement. No amounts have ever been drawn on these letters of credit. Accordingly, as of December 31, 2010, we had $989.6 million of remaining borrowing capacity under the credit agreement, none of which would be restricted by our financial covenant compliance requirement. We have other customary, arms-length relationships, including financial advisory and banking, with some parties to the credit agreement.

Other Long-Term Borrowings

Other long-term borrowings of $37.0 million at December 31, 2010 represent junior subordinated debt of $36.1 million and financing for the renovation of a building of $0.9 million. The junior subordinated debt, which is due in 2037, may be called by us without penalty in 2012 and bears a fixed annual interest rate of 8.02% payable quarterly until 2012, and then payable at a floating rate based on LIBOR plus 310 basis points. The debt associated with the building renovation bears interest at 2.00%, is collateralized by the building, and is payable in various installments through 2014.